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Scudder
Global High
Income Fund, Inc.

Semiannual Report
April 30, 2000

A non-diversified closed-end investment company seeking high current income as its primary objective and capital appreciation as a secondary objective through investment principally in global income securities.

Scudder Global High
Income Fund, Inc.
================================================================================

Investment objectives and policies

o seeking high current income as its primary objective and capital appreciation as its secondary objective through investment principally in global income securities

Investment characteristics

o a non-diversified closed-end investment company investing principally in a portfolio of global income securities and, to a limited extent, emerging country equity securities

o a vehicle for international investment through participation in the economies of both developed and developing countries throughout the world



General Information
================================================================================

Executive offices

   Scudder Global High Income Fund, Inc.
   345 Park Avenue
   New York, NY 10154
   For fund information:         1-800-349-4281

Transfer Agent, Registrar and Dividend
Reinvestment Plan Agent
   For account information:      1-800-426-5523
   EquiServe
   Investor Relations Department
   P.O. Box 8200
   Boston, MA 02266-8200

Custodian
   Brown Brothers Harriman & Co.

Legal Counsel
   Willkie Farr & Gallagher

Independent Accountants
   PricewaterhouseCoopers LLP

New York Stock Exchange Symbol -- LBF



Contents
================================================================================

In Brief ..................................................    3

Letter to Shareholders ....................................    4

Investment Summary ........................................    7

Portfolio Summary .........................................    8

Investment Portfolio ......................................    9

Financial Statements ......................................   13

Financial Highlights ......................................   17

Notes to Financial Statements .............................   18

Report of Independent Accountants .........................   21

Dividend Reinvestment and
   Cash Purchase Plan .....................................   22

Investment Manager ........................................   24

Directors and Officers ....................................   24

Net Asset Value

The fund's net asset value is listed in the following publications:
   The Wall Street Journal (Mondays)
   The New York Times
   Barron's
   The Financial Times



--------------------------------------------------------------------------------
This report is sent to the shareholders of Scudder Global High Income Fund, Inc. for their information. It is not a prospectus, circular, or representation intended for use in the purchase or sale of shares of the fund or of any securities mentioned in the report.
--------------------------------------------------------------------------------

Scudder Global High Income Fund, Inc.
In Brief
================================================================================

o Scudder Global High Income Fund's return based on net asset value for the six-month period ended April 30, 2000, was 12.71%. The focus of the fund continued to be on credit quality -- investing in those countries that have improving fundamentals warranting credit upgrades. The J.P. Morgan Emerging Markets Bond Global Constrained Index returned 9.16% during the same period. The fund's return based on its market price was 6.44%.

o The global economic cycle appears to be gaining momentum and emerging market fundamentals have continued to improve, highlighted by numerous credit upgrades from the ratings agencies during the first quarter.

o The fund benefited from its increased position in Latin America. We added to Brazil and Argentina, two countries continuing to gain ground on economic reform.



Letter to Shareholders
================================================================================

Dear Shareholders,

During the six-month period ended April 30, 2000, credit fundamentals continued to improve as economies gained strength around the world. Even Asia, which was in economic turmoil not too long ago, has recovered to the point that many of its debt securities now fairly reflect the momentum of these economies. At the same time, Mexico, South Africa, and Turkey, among others, have received credit upgrades from major bond-rating agencies. These improving fundamentals are reflected in the stronger performance of the emerging market debt asset class. However, volatility from developed country equity markets and concerns over rising inflation in the United States continue to create some risk for emerging market debt.

Over its most recent six-month period ended April 30, 2000, the fund posted a 12.71% total return based on net asset value. The focus of the fund continues to be on credit quality -- investing in those countries that have improving fundamentals warranting credit upgrades. This strategy guided the fund as we shifted assets out of Asia and into Latin America, which had begun exhibiting signs of economic growth, fiscal reform, and strengthening currencies. The J.P. Morgan Emerging Markets Bond Global Constrained Index returned 9.16% during the same period. The fund ended the period with a net asset value ("NAV") of $6.11, up from $5.77 on October 31, 1999. During the period, the fund paid $0.30 per share in income distributions.

Over the six months ended April 30, 2000, the fund's share price on the New York Stock Exchange remained at $4.75 for a total return based on market price of 6.44%. The $4.75 price of the shares on April 30, 2000, represented a 22.30% discount to the fund's NAV.

A Supportive Market

The market has been quite supportive for emerging markets. The global economic cycle appears to be gaining momentum and emerging market fundamentals have continued to improve throughout the period, highlighted by the numerous credit upgrades from the ratings agencies during the first quarter. Mexico, for example, received an investment-grade rating from Moody's in March. South Africa was also upgraded to investment grade by Standard & Poor's (S&P). In Asia, both South Korea and Malaysia received a one notch upgrade from S&P to BBB late last year. In Europe, Turkey also received a one-notch upgrade from S&P. These improving fundamentals have been reflected in the performance

Scudder Global High Income Fund, Inc.
Letter to Shareholders
================================================================================

of the asset class as well. Contrary to the corporate debt markets in the United States, emerging market debt has been one of the best-performing fixed-income asset classes this year. However, the external markets continue to create the greatest risks to emerging markets. Volatility from developed equity markets as well as inflation fears out of the United States are having the greatest negative influence on emerging market spreads. And with the weakness in the U.S. corporate and high yield markets, demand from investors outside of emerging markets has slowed as these "crossover" investors have found value within their own markets. But despite the corrections in the Dow Jones Industrial Average and Nasdaq Composite Index, the tightening cycle of the U.S. Federal Reserve Board (the Fed), and the significant dislocations in the U.S. high-grade corporate market, emerging market debt has performed quite well.

For emerging market countries, the end of 1999 provided signs of a strong economic recovery. Rising commodity prices (particularly oil), fading concerns regarding the Y2K effects, and improving fundamentals all provided support for emerging market bonds. The global backdrop was also favorable as the Fed began injecting liquidity into the financial markets in an attempt to increase investor confidence as the Y2K rollover approached. Investors' appetite for risk returned to global asset markets as the Nasdaq soared to new highs and emerging market debt spreads continued to rally. The world began to exhibit signs of balanced growth, with Europe demonstrating sustainable growth with low inflation, Japan showing signs of a recovery, while the Fed was set to slow U.S. growth.

After the new year, governments attempted to capitalize on the positive momentum in emerging markets through active debt management. Debt buybacks and exchanges provided a positive backdrop for the market as did the numerous credit upgrades throughout the emerging market investment universe. However, as the United States continued to exhibit strong growth, concerns over inflation began to impact credit markets. U.S. credit markets began to weaken, the U.S. Treasury curve began to invert, with yields on shorter-term debt exceeding those of longer-term debt (partly due to the announcement of buybacks). It soon became clear that the appetite for credit was falling and risk aversion was returning to credit markets. As the volatility of developed equity markets increased, the results began to impact emerging market debt.

Overview of Latin America

On a relative value basis, Latin America offered attractive valuations whereas Asian bonds fairly reflected the economic momentum they had regained since the Asian financial crisis. As a result, we did not feel Asian bonds offered as much upside potential as Latin America. We added to Brazil and Argentina, two countries continuing to make significant ground on economic reform. In addition, Brazil continued to demonstrate its renewed focus on growth as well as its commitment to fight inflation, while Argentina was benefiting from reduced political uncertainty and improving fundamentals. The fund's largest position during the period was in Mexico. Mexico enjoys the benefits of a strong U.S. economy and continues to demonstrate prudent debt management.

Outlook for Europe, Russia

In Europe, the fund maintained its exposure to Turkey, where the government has made significant progress in reducing inflation while achieving outstanding results on its privatization program. Also, local banks are flush with liquidity, creating significant demand for the external debt.

The fund also increased its exposure to Russia as we became more comfortable with the political climate. More important, economic performance continues to improve, leading to rising reserve levels. The credit outlook also continues to improve and there are signs that the government is serious about undertaking deep

Scudder Global High Income Fund, Inc.
Letter to Shareholders
================================================================================

structural and economic reform. As it became more evident that Putin would gain a first-round victory in the March presidential elections, investors' confidence and comfort with the political situation continued to grow. Capital flight has begun to slow and the general economic indicators have started to improve. Foreign exchange reserves have begun to accumulate and continue to do so. And London Club negotiations regarding the debt of the former Soviet Union, which had been stalled in the run-up to parliamentary elections in December, have picked up with the possibility of the deal closing by the end of the second quarter or early in the third quarter.

Over the near term, therefore, our outlook for Russia remains positive. International reserves should continue to grow and it appears that Russia will be able to finance its debt service payments for the rest of 2000 without lending from the International Monetary Fund (IMF) or other multilateral organizations. We would expect to see significant structural reforms going forward -- reforms that are crucial in putting the economy on the path to sustainable growth. We also expect to see tangible investment taking place coupled with real wage growth. And once the London Club deal closes, we expect President Putin to announce a reform-minded medium-term economic program as well as start serious discussions with the IMF regarding a new adjustment program.

Other Emerging Markets

Elsewhere, as emerging market fundamentals continue to improve, governments are attempting to capitalize on this trend through passage of important structural adjustments. For example, in Latin America, the Argentine Senate has approved the Labor Reform Bill which attempts to streamline the government workforce through easing the hiring/firing of workers and the reduction of union power. In Brazil, the government approved the Fiscal Responsibility Law which emphasizes fiscal prudence through limiting spending, indebtedness, and financing. And in Mexico, the Lower House passed the Bankruptcy Law which will help to simplify and shorten the bankruptcy process. In Eastern Europe, Turkey continues to make significant progress on its privatization front and should easily surpass the year-end IMF target of $7.6 billion in proceeds. And in Asia, significant progress surrounding the restructuring and recapitalization of the financial sector continues.

Asia is the one region that the fund has not been involved with recently. This is more a reflection of relative value than fundamentals. Since the Asian financial crisis, most of the Asian economies have regained their economic momentum. The economic recovery has caused Asian bond spreads to tighten, pushing prices to the point where we felt the bonds had become overvalued. Given the expected economic improvements elsewhere within the emerging markets universe, we felt that we could find more attractive investments outside of Asia. In Latin America, progress continues to be slow regarding Ecuador's restructuring negotiations with the Paris Club and bondholders. Given the weakness of the banking sector and the dim prospects for an economic recovery under the dollarization plan, risks remain too high to warrant exposure in the fund.

Looking Ahead

While risks remain, we expect emerging market fundamentals to continue to improve. While the fundamentals warrant tighter spread levels, external markets and technical factors will continue to impact emerging market debt. U.S. interest rate policy has kept asset markets on edge as investors attempt to discern whether the Fed has been active enough in its fight against inflation. This has increased market volatility in developed countries as well as dislocations in the U.S. credit markets -- both of which have yet to demonstrate signs of stabilizing. Taking all these factors into account, the strategy of the fund has become more conservative. Our focus remains on higher credit

Scudder Global High Income Fund, Inc.
Letter to Shareholders
================================================================================

quality, countries with greater liquidity and low refinancing requirements. The fund continues to search for opportunities within the emerging market universe and remains poised to take advantage of the strong fundamentals in emerging markets once the external markets stabilize.

We are pleased that you are an investor in Scudder Global High Income Fund. We would be happy to receive any questions or comments. You can reach us at 1-800-349-4281.

Respectfully,

/s/Juris Padegs

Juris Padegs
President and
Chairman of the Board

Scudder Global High Income Fund, Inc.
Investment Summary as of April 30, 2000
================================================================================

Historical
Information
Life of Fund

                                                    Total Return (%)
                    ----------------------------------------------------------------------------
                          Market Value           Net Asset Value (a)           Index (b)
                    ---------------------      ---------------------     -----------------------
                                  Average                    Average                     Average
                    Cumulative     Annual      Cumulative     Annual     Cumulative       Annual
                    ---------------------      ---------------------     -----------------------
Quarter                4.51            --          6.09           --         7.70            --
One Year              (4.67)        (4.67)        14.39        14.39        18.49         18.49
Three Year           (46.51)       (18.82)       (36.84)      (14.20)       24.07          7.45
Five Year            (11.22)        (2.35)        25.99         4.73       130.96         18.20
Life of Fund*         (4.14)        (0.54)        33.73         3.82       158.17         13.01


--------------------------------------------------------------------------------
Per Share Information and Returns


THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE
ILLUSTRATING THE FUND TOTAL RETURN

CHART DATA:

                         Yearly periods ended April 30

                        1993*               8.27
                        1994                6.06
                        1995               -7.56
                        1996               40.65
                        1997               41.83
                        1998               11.20
                        1999              -50.35
                        2000               14.39

                          1993*      1994       1995       1996       1997       1998       1999       2000
-----------------------------------------------------------------------------------------------------------
Net Asset Value ....     $14.05     $13.21     $10.65     $13.26     $16.07     $13.96     $ 6.02    $ 6.11
Income Dividends ...     $  .87     $ 1.53     $ 1.53     $ 1.50     $ 1.50     $ 1.50     $ 1.05    $  .30
Capital Gains
Distributions ......     $  .08     $  .34     $  .15     $   --     $  .80     $ 2.12     $   --    $   --
Total Return (%) (a)       8.27       6.06      -7.56      40.65      41.83      11.20     -50.35     14.39


(a) Total investment returns reflect changes in net asset value per share during each period and assume that dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market price.
(b) The unmanaged J.P. Morgan Emerging Markets Bond Index Plus (EMBI+) tracks total returns for traded external debt instruments in the emerging markets. Included in the index are U.S. dollar- and other external-currency-denominated Brady bonds, loans, Eurobonds, and local market instruments. The EMBI+ Index began on December 31, 1993. Prior index returns are based on the J.P. Morgan Emerging Markets Bond Index
         (EMBI). Index returns assume reinvested dividends, and unlike Fund returns, do not reflect any fees or expenses.
*        The Fund commenced operations on July 31, 1992.
         On November 14, 1997, the Fund adopted its current name and investment policies. Prior to that date the Fund was known as The Latin America Dollar Income Fund, Inc. and its investment objective was to provide income and appreciation through investment in U.S. dollar denominated Latin American debt instruments. Performance prior to November 14, 1997 should not be considered representative of the present Fund. Since adopting its current objective, the cumulative return is -35.80%.
         Past results are not necessarily indicative of future performance of the Fund.

Scudder Global High Income Fund, Inc.
Portfolio Summary as of April 30, 2000
================================================================================

Investment Allocation (Excludes 1% Cash Equivalents)

A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

Sovereign Bonds (1)        99%
Equity Securities           1%
                          ----
                          100%
                          ====

(1) Includes 45% investments in Brady Bonds

--------------------------------------------------------------------------------
Interest Rate Sensitivity (Excludes 1% Cash Equivalents)

A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

Fixed Rate Bonds          62%
Floating Rate Bonds       47%
Equity                     1%
                         ----
                         100%
                         ====

--------------------------------------------------------------------------------
Geographical (Excludes 1% Cash Equivalents)

A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

Mexico                    20%
Brazil                    18%
Argentina                 16%
Russia                    12%
Venezuela                  6%
Bulgaria                   4%
Turkey                     4%
Philippines                4%
Colombia                   3%
Other                     13%
                         ----
                         100%
                         ====

Scudder Global High Income Fund, Inc.
Investment Portfolio as of April 30, 2000

===================================================================================================================

                                                                                            Principal
                                                                                            Amount ($)   Value ($)
-------------------------------------------------------------------------------------------------------------------
Repurchase Agreements 1.2%
Donaldson, Lufkin & Jenrette, 5.68%, to be repurchased at $764,362 on 5/1/2000**
  (Cost $764,000) .......................................................................     764,000      764,000
                                                                                                        ----------
-------------------------------------------------------------------------------------------------------------------
Bonds -- 97.9%
Argentina 15.9%
Argentine Republic, 11%, 12/4/2005 ......................................................   1,090,000    1,065,474
Argentine Republic, 11.75%, 4/7/2009 (b) ................................................   1,100,000    1,079,375
Argentine Republic, 12.125%, 2/25/2019 ..................................................     675,000      668,250
Argentine Republic, 12%, 2/1/2020 .......................................................   1,720,000    1,701,080
Argentine Republic, Collateralized Discount Floating Rate Bond, Series L, LIBOR
  plus .8125% (6.875%), 3/31/2023 .......................................................   2,700,000    2,295,000
Argentine Republic, Collateralized Par Bond, Series L, Step-up Coupon, 6%, 3/31/2023 ....   1,095,000      765,130
Argentine Republic, Floating Rate Bond, Series L, LIBOR plus .8125% (7.375%),
  3/31/2005 .............................................................................   3,156,000    2,939,024
                                                                                                        ----------
                                                                                                        10,513,333
                                                                                                        ----------
Brazil 17.1%
Federative Republic of Brazil, 11.625%, 4/15/2004 .......................................   2,830,000    2,810,190
Federative Republic of Brazil, 9.375%, 4/7/2008 (b) .....................................     905,000      751,150
Federative Republic of Brazil, 12.75%, 1/15/2020 ........................................     435,000      416,948
Federative Republic of Brazil C Bond, 8%, 4/15/2014 .....................................   2,351,992    1,687,554
Federative Republic of Brazil, Collateralized Discount Bond, Floating Rate Bond, LIBOR
  plus .8125% (7.375%), 4/15/2024 .......................................................   1,160,000      896,100
Federative Republic of Brazil, Debt Conversion Bond, Floating Rate Bond, Series L, LIBOR
  plus .875% (7.438%), 4/15/2012 ........................................................   1,710,000    1,233,338
Federative Republic of Brazil, Eligible Interest, Floating Rate Bond, LIBOR plus .8125%
  (7.375%), 4/15/2006 (b) ...............................................................   3,436,350    3,066,942
Federative Republic of Brazil, "New" Money Bond, Floating Rate Bond, LIBOR plus
  .875% (7.438%), 4/15/2009 .............................................................     540,000      446,850
                                                                                                        ----------
                                                                                                        11,309,072
                                                                                                        ----------
Bulgaria 4.1%
Republic of Bulgaria, Collateralized Discount Bond, Series A, LIBOR plus .8125% (7.063%),
  7/28/2024 .............................................................................     375,000      285,937
Republic of Bulgaria, Collateralized Floating Rate Interest Reduction Bond, Series A,
  Step-up Coupon, 2.75%, 7/28/2012 ......................................................     410,000      284,950
Republic of Bulgaria, Interest Arrears Bond, LIBOR plus .8125% (7.063%), 7/28/2011 ......   2,875,000    2,170,625
                                                                                                        ----------
                                                                                                         2,741,512
                                                                                                        ----------


    The accompanying notes are an integral part of the financial statements.

Scudder Global High Income Fund, Inc.
Investment Portfolio

===============================================================================================================
                                                                                       Principal
                                                                                       Amount ($)     Value ($)
---------------------------------------------------------------------------------------------------------------
Colombia 3.3%
Republic of Colombia, 7.625%, 2/15/2007 ............................................   1,305,000      952,650
Republic of Colombia, 8.625%, 4/1/2008 .............................................     130,000       96,850
Republic of Colombia, 9.75%, 4/23/2009 .............................................     340,000      268,600
Republic of Colombia, 8.375%, 2/15/2027 (b) ........................................   1,325,000      834,750
                                                                                                   ----------
                                                                                                    2,152,850
                                                                                                   ----------
Jamaica 1.6%
Government of Jamaica, 10.875%, 6/10/2005 ..........................................   1,095,000    1,078,575
                                                                                                   ----------
Mexico 19.4%
Banco Nacional de Comercio Exterior S.N.C., 7.25%, 2/2/2004 ........................     955,000      910,831
Petroleos Mexicanos S.A., 9.5%, 9/15/2027 ..........................................   3,485,000    3,397,875
United Mexican States, 11.5%, 5/15/2026 ............................................     190,000      223,963
United Mexican States, Collateralized Par Bond, Series A, 6.25%, 12/31/2019 ........   2,230,000    1,831,388
United Mexican States, Collateralized Par Bond, (Detachable Oil Priced Indexed Value
  Recovery Rights), Series B, 6.25%, 12/31/2019 ....................................   1,260,000    1,034,775
United Mexican States, Floating Rate Discount Note (Detachable Oil Priced Indexed
  Value Recovery Rights), Series B, LIBOR plus .8125% (6.943%), 12/31/2019 .........     750,000      734,063
United Mexican States, Floating Rate Discount Bond (Detachable Oil Priced Indexed
  Value Recovery Rights), Series D, LIBOR plus .8125% (6.902%), 12/31/2019 .........   4,045,000    3,959,044
United Mexican States Global Bond, 11.375%, 9/15/2016 ..............................     670,000      757,938
                                                                                                   ----------
                                                                                                   12,849,877
                                                                                                   ----------
Morocco 2.4%
Kingdom of Morocco, Restructuring and Consolidation Agreement, Tranche A, Floating
  Rate Bond, LIBOR plus .8125% (6.844%), 1/1/2009 ..................................   1,770,000    1,575,300
                                                                                                   ----------
Panama 2.6%
Republic of Panama, 7.875%, 2/13/2002 ..............................................     450,000      442,125
Republic of Panama, Interest Reduction Bond, Step-up Coupon, 4.25%, 7/17/2014 ......     535,000      421,313
Republic of Panama, Past Due Interest Bond, LIBOR plus .8125% (7.063%), 7/17/2016 ..   1,025,885      825,837
                                                                                                   ----------
                                                                                                    1,689,275
                                                                                                   ----------
Peru 1.6%
Republic of Peru, Floating Rate Interest Reduction Bond, Step-up Coupon, 3.75%,
  3/7/2017 .........................................................................   1,087,000      661,711
Republic of Peru, Past Due Interest Bond, Step-up Coupon, 4.5%, 3/7/2017 ...........     660,000      441,375
                                                                                                   ----------
                                                                                                    1,103,086
                                                                                                   ----------
Philippines 3.5%
Republic of the Philippines, 8.875%, 4/15/2008 .....................................     375,000      344,063
Republic of the Philippines, 10.625%, 3/16/2025 ....................................   2,120,000    1,961,000
                                                                                                   ----------
                                                                                                    2,305,063
                                                                                                   ----------


    The accompanying notes are an integral part of the financial statements.

Scudder Global High Income Fund, Inc.
Investment Portfolio

=================================================================================================================
                                                                                           Principal
                                                                                           Amount ($)   Value ($)
-----------------------------------------------------------------------------------------------------------------
Russia 12.3%
City of Moscow, 9.5%, 5/31/2000 ........................................................    1,400,000   1,386,000
Russian Federation, 9.25%, 11/27/2001 ..................................................    1,305,000   1,220,175
Russian Federation, 11.75%, 6/10/2003 ..................................................    1,605,000   1,420,425
Russian Federation, 10%, 6/26/2007 .....................................................    4,455,000   3,185,325
Russian Federation, 11%, 7/24/2018 (b) .................................................      555,000     396,825
Russian Federation, Step-up Coupon, 2.25%, 3/31/2030* (c) ..............................    1,500,000     506,250
                                                                                                       ----------
                                                                                                        8,115,000
                                                                                                       ----------
Slovak Republic 1.5%
Slovak Republic, 9.5%, 5/28/2003 .......................................................      965,000     978,269
                                                                                                       ----------
South Africa 3.0%
Republic of South Africa, 8.375%, 10/17/2006 ...........................................      610,000     572,638
  Republic of South Africa, 9.125%, 5/19/2009 ..........................................    1,010,000     972,125
Republic of South Africa, 8.5%, 6/23/2017 ..............................................      515,000     450,007
                                                                                                       ----------
                                                                                                        1,994,770
                                                                                                       ----------
Turkey 4.0%
Republic of Turkey, 11.875%, 11/5/2004 .................................................    1,675,000   1,746,188
Republic of Turkey, 12%, 12/15/2008 ....................................................      490,000     523,075
Republic of Turkey, 12.375%, 6/15/2009 .................................................      337,000     363,539
                                                                                                       ----------
                                                                                                        2,632,802
                                                                                                       ----------
Venezuela 5.6%
Republic of Venezuela, Debt Conversion, Floating Rate Bond, Series DL, LIBOR plus .875%
  (7%), 12/18/2007 .....................................................................    3,238,088   2,533,804
Republic of Venezuela, Floating Rate Interest Reduction Bond, Series A, LIBOR plus .875%
  (7.437%), 3/31/2007 ..................................................................    1,499,987   1,162,490
                                                                                                       ----------
                                                                                                        3,696,294
                                                                                                       ----------
Total Bonds (Cost $63,535,206) .........................................................               64,735,078
                                                                                                       ----------
-----------------------------------------------------------------------------------------------------------------

                                                                                               Shares
                                                                                             ----------
Common Stocks -- 0.9%

Brazil 0.3%
Tele Celular Sul Participacoes S.A. (pfd.) (ADR) (Provider of cellular telecommunication
  services) ............................................................................        1,000      38,625
Tele Centro Oeste Celular Participacoes S.A. (pfd.) (ADR) (Provider of cellular
  telecommunication services) ..........................................................        5,000      57,500


    The accompanying notes are an integral part of the financial statements.

Scudder Global High Income Fund, Inc.
Investment Portfolio

================================================================================================================

                                                                                              Shares   Value ($)
----------------------------------------------------------------------------------------------------------------
Tele Norte Leste Participacoes S.A. (ADR) (Provider of local telecommunication services)        5,585    99,483
Telesp Celular Participacoes S.A. (pfd.) (ADR) (Provider of cellular telecommunication
  services) ............................................................................        1,000    44,125
                                                                                                     ----------
                                                                                                        239,733
                                                                                                     ----------
Mexico 0.6%
Apasco, S.A. de C.V. (Cement producer) .................................................       11,000    66,737
Coca-Cola Femsa S.A. "L" (ADR) (Bottler and distributor of soft drinks) ................        7,000   129,938
Fomento Economico Mexicano, S.A. de C.V. (ADR) (Producer of beer, soft drinks and
  mineral water) .......................................................................        1,500    61,874
Grupo Carso, S.A. de C.V. "A1" (Diversified industrial group) ..........................        9,000    30,654
Telefonos de Mexico S.A. "L" (ADR) (Provider of telecommunication services) ............        1,500    88,219
                                                                                                     ----------
                                                                                                        377,422
                                                                                                     ----------
Total Common Stocks (Cost $660,068) ....................................................                617,155
                                                                                                     ----------
----------------------------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $64,959,274) (a) .............................            66,116,233
                                                                                                     ==========
----------------------------------------------------------------------------------------------------------------

*        Non-income producing security.

** Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities.

(a) The cost of the investment portfolio for federal income tax purposes was $65,221,165. At April 30, 2000, net unrealized appreciation for all securities based on tax cost was $895,068. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $2,009,492 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $1,114,424.

(b) At April 30, 2000 these securities, in whole or in part, are subject to repurchase under reverse repurchase agreements.

(c)      When-issued or forward delivery securities.




    The accompanying notes are an integral part of the financial statements.

Scudder Global High Income Fund, Inc.
Financial Statements

=========================================================================================
-----------------------------------------------------------------------------------------
 Statement of Assets and Liabilities
 as of April 30, 2000
-----------------------------------------------------------------------------------------
ASSETS
Investments in securities, at value (cost $64,959,274) .................   $  66,116,233
Dividends receivable ...................................................           4,143
Interest receivable ....................................................       1,555,668
Receivable for investments sold ........................................         716,256
Other assets ...........................................................              52
                                                                             -----------
Total assets ...........................................................      68,392,352

LIABILITIES
Due to custodian bank ..................................................       1,432,429
Reverse repurchase agreements ..........................................       4,728,187
Payable for investments purchased ......................................         975,977
Payable for when-issued and forward delivery securities ................         581,250
Interest payable for reverse repurchase agreements .....................          20,089
Accrued management fee .................................................          71,636
Other accrued expenses and payables ....................................          74,684
                                                                             -----------
Total liabilities ......................................................       7,884,252
                                                                             -----------
Net assets, at value ...................................................   $  60,508,100
                                                                           =============

NET ASSETS
Net assets consist of:
Accumulated distributions in excess of net investment income ...........        (826,117)
Net unrealized appreciation (depreciation) on investments ..............       1,156,959
Accumulated net realized gain (loss) ...................................     (71,177,514)
Paid-in capital ........................................................     131,354,772
                                                                             -----------
Net assets, at market value ............................................   $  60,508,100
                                                                           =============
Net asset value per share ($60,508,100B 9,898,627 shares of common stock
   outstanding, $.01 par value, 100,000,000 shares authorized) .........           $6.11
                                                                                   =====


    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

Scudder Global High Income Fund, Inc.
Financial Statements
================================================================================
--------------------------------------------------------------------------------
 Statement of Operations
 Six Months Ended April 30, 2000
--------------------------------------------------------------------------------
Investment Income

Income:
Dividends .....................................................   $     5,072
Interest ......................................................     3,781,657
                                                                  -----------
Total income ..................................................     3,786,729
Expenses:
Management fee ................................................       363,542
Services to shareholders ......................................        13,863
Custodian and accounting fees .................................        76,337
Auditing ......................................................        38,538
Legal .........................................................         3,926
Directors' fees and expenses ..................................        26,469
Reports to shareholders .......................................        22,297
Interest expense ..............................................       178,764
Other .........................................................        15,798
                                                                  -----------
                                                                      739,534
                                                                  -----------
Net investment income (loss) ..................................     3,047,195
                                                                  -----------
Realized and unrealized gain (loss) on investment transactions
Net realized gain (loss) from:
Investments ...................................................     3,851,024
Foreign currency related transactions .........................          (183)
                                                                  -----------
                                                                    3,850,841
                                                                  -----------
Net unrealized appreciation (depreciation) on:
Investments ...................................................      (512,817)
                                                                  -----------
Net gain (loss) on investment transactions ....................     3,338,024
                                                                  -----------
Net increase (decrease) in net assets resulting from operations   $ 6,385,219
                                                                  ===========



    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

Scudder Global High Income Fund, Inc.
Financial Statements

======================================================================================================
------------------------------------------------------------------------------------------------------
 Statements of Changes in Net Assets

------------------------------------------------------------------------------------------------------
                                                                          Six Months       Year Ended
                                                                            Ended          October 31,
Increase (Decrease) in Net Assets                                       April 30, 2000        1999
------------------------------------------------------------------------------------------------------
Operations:
Net investment income (loss) ........................................   $  3,047,195    $  5,032,566
Net realized gain (loss) from investment transactions ...............      3,850,841      (6,486,272)
Net unrealized appreciation (depreciation) on investment transactions
   during the period ................................................       (512,817)     10,530,466
                                                                        ------------    ------------
Net increase (decrease) in net assets resulting from operations .....      6,385,219       9,076,760
                                                                        ------------    ------------
Distributions to shareholders from:
Net investment income ...............................................     (2,964,257)     (5,900,443)
                                                                        ------------    ------------
Reinvestment of  distributions ......................................        192,080         265,247
                                                                        ------------    ------------
Increase (decrease) in net assets ...................................      3,613,042       3,441,564
Net assets at beginning of period ...................................     56,895,058      53,453,494
                                                                        ------------    ------------
Net assets at end of period (including accumulated distributions in excess of net investment income of $826,117 and $909,055,
   respectively) ....................................................   $ 60,508,100    $ 56,895,058
                                                                        ============    ============
Other Information
Shares outstanding at beginning of period ...........................      9,858,276       9,807,807
Shares issued to shareholders in reinvestment of distributions ......         40,351          50,469
                                                                        ------------    ------------
Shares outstanding at end of period .................................      9,898,627       9,858,276
                                                                        ============    ============



    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

Scudder Global High Income Fund, Inc.
Financial Statements

==================================================================================================
--------------------------------------------------------------------------------------------------
 Statement of Cash Flows
 Six Months Ended April 30, 2000
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
Cash flows from operating activities:
Investment income received .....................................................   $   2,993,532
Payment of expenses ............................................................        (754,128)
Proceeds from sales and maturities of investments ..............................      95,210,274
Purchases of investments .......................................................    (101,471,619)
Net maturities of short-term investments .......................................       2,071,000
                                                                                   -------------
Cash used for operating activities .............................................      (1,950,941)
                                                                                   -------------
Cash flows from financing activities:
Net increase (decrease) in reverse repurchase agreements .......................       4,728,187
Distributions paid (net of reinvestment of dividends) ..........................      (4,250,918)
Cash provided by borrowings from custodian .....................................       1,432,429
                                                                                   -------------
Cash provided by financing activities ..........................................       1,909,698
                                                                                   -------------
Increase (decrease) in cash ....................................................         (41,243)
Cash at beginning of period ....................................................          41,243
                                                                                   -------------
Cash at end of period ..........................................................   $           0
                                                                                   =============
Reconciliation of net increase (decrease) in net assets from operations to cash provided by operating activities:
Net increase (decrease) in net assets resulting from operations ................       6,385,219
Net (increase) decrease in cost of investments .................................      (8,331,752)
Net (increase) decrease in unrealized appreciation (depreciation) on investments         512,817
(Increase) decrease in interest receivable .....................................        (122,976)
(Increase) decrease in receivable for investments sold .........................       5,540,070
(Increase) decrease in other assets ............................................           2,460
Increase (decrease) in payable for investments purchased .......................      (5,878,583)
Increase (decrease) in accrued expenses ........................................         (78,285)
Increase (decrease) in interest payable ........................................          20,089
                                                                                   -------------
Cash used for operating activities .............................................   $  (1,950,941)
                                                                                   =============



    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

Scudder Global High Income Fund, Inc.
Financial Highlights
================================================================================

----------------------------------------------------------------------------------------------------------------------
 The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements and market price data.
----------------------------------------------------------------------------------------------------------------------
                                               Six Months
                                                  Ended                             Years Ended October 31,
                                                April 30,      -------------------------------------------------------
                                                  2000          1999       1998          1997      1996       1995
----------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance
Net asset value, beginning of period ........       $ 5.77       $ 5.45    $ 13.11    $ 15.61    $ 11.20    $ 13.41
                                                    ------       ------    -------    -------    -------    -------
Net investment income (loss) (a) ............          .31          .51       1.33       1.28       1.59       1.55
Net realized and unrealized gain (loss) on
   investment transactions ..................          .33          .41      (7.49)       .64       4.32      (2.08)
                                                    ------       ------    -------    -------    -------    -------
Total from investment operations ............          .64          .92      (6.16)      1.92       5.91       (.53)
                                                    ------       ------    -------    -------    -------    -------
Less distributions from:
Net investment income .......................         (.30)        (.60)     (1.24)     (1.50)     (1.50)     (1.30)
Net realized gains on investment transactions           --           --         --      (2.92)        --       (.15)
Tax return of capital .......................           --           --       (.26)        --         --       (.23)
                                                    ------       ------    -------    -------    -------    -------
Total distributions .........................         (.30)        (.60)     (1.50)     (4.42)     (1.50)     (1.68)
                                                    ------       ------    -------    -------    -------    -------
Net asset value, end of period ..............       $ 6.11       $ 5.77    $  5.45    $ 13.11    $ 15.61    $ 11.20
                                                    ======       ======    =======    =======    =======    =======
Market value, end of period .................       $ 4.75       $ 4.75    $  6.88    $ 12.13(b) $ 13.88    $ 12.13
                                                    ======       ======    =======    =======    =======    =======
Total Return
Per share market value (%) ..................         6.44**     (22.49)    (36.19)     19.72      27.93       5.78
Per share net asset value (%) (c) ...........        12.71**      18.78     (52.80)     14.03      55.81      (3.46)

Ratios to Average Net Assets and
  Supplemental Data
Net assets, end of period ($ millions) ......           60           57         53         81         95         67
Ratio of operating expenses (excluding
   interest) (%) ............................         1.86*        2.02       1.60       1.85       1.79       1.96
Ratio of operating expenses (%) .............         2.45*        2.30       2.67       2.36       3.28       3.66
Ratio of net investment income (loss) (%) ...        10.08*        9.06      11.28       7.80      11.66      13.59
Portfolio turnover rate (%) .................        285.4*       323.1      323.7      362.3      322.3      365.9

(a)      Based on monthly average shares outstanding during each period.
(b) Market value of $14.25 has been reduced to reflect a distribution of $2.12 per share, relating to a due bill which entitles individuals who purchased shares prior to November 4, 1997, the ex-date of the dividend, to be reimbursed by the seller in the amount of the distribution.
(c) Total investment returns reflect changes in net asset value per share during each period and assume that dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market price.
*        Annualized
**       Not annualized

On November 14, 1997, the Fund adopted its current name and investment policies. Prior to that date, the Fund was known as The Latin America Dollar Income Fund, Inc. and its investment objective was to provide income and appreciation through investment in U.S. dollar denominated Latin American Debt Instruments. Financial information prior to November 14, 1997 should not be considered representative of the present Fund.
--------------------------------------------------------------------------------

Scudder Global High Income Fund, Inc.
Notes to Financial Statements
================================================================================

A. Significant Accounting Policies
   -------------------------------

Scudder Global High Income Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a closed-end, non-diversified management investment company.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the Fund, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Directors.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

Reverse Repurchase Agreements. The Fund may borrow through the use of reverse repurchase agreements whereby the Fund agrees to sell and simultaneously agrees to repurchase certain securities at a mutually agreed date and price. At the time the Fund enters into a reverse repurchase agreement, it is required to pledge securities subject to repurchase. The sale of these securities is not recorded and the Fund agrees to later repay cash plus interest. Should the securities' value decline below the repurchase price, the Fund may be obligated to pledge additional collateral to the lender in the form of cash or securities. Reverse repurchase agreements involve the risk that the market value of the securities purchased with the proceeds from the sale of securities subject to reverse repurchase agreements may decline below the amount the Fund is obligated to pay to repurchase these securities. The risk in borrowing, as with any extension of credit, consists of the possible delay in the recovery of securities or possible loss of rights in the collateral should the counterparty fail financially. Additionally, there is the risk that the expense associated with the transaction may be greater than the income earned from the investment of the proceeds of the transaction.

Scudder Global High Income Fund, Inc.
Notes to Financial Statements
================================================================================

When-Issued/Delayed Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes, and no federal income tax provision was required. At October 31, 1999, the Fund had a net tax basis capital loss carryforward of approximately $74,750,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2006 ($59,000,000) and October 31, 2007 ($15,750,000), the expiration dates, whichever occurs first.

Distribution of Income and Gains. Distributions of net investment income, if any, are made quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to investments in foreign denominated securities and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Investment Transactions and Investment Income. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis.

All discounts are accreted for both tax and financial reporting purposes.

Statement of Cash Flows. Information on financial transactions which have been settled through the receipt and disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows is the amount reported as cash in the Fund's Statement of Assets and Liabilities and represents the cash position in its custodian bank account at April 30, 2000.

B. Purchases and Sales of Securities
   ---------------------------------

During the six months ended April 30, 2000, purchases and sales of investment securities (excluding short-term investments) aggregated $95,593,036 and $89,715,433, respectively.

Scudder Global High Income Fund, Inc.
Notes to Financial Statements

C. Related Parties
   ---------------

Under the Investment Management Agreement (the "Management Agreement") with Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Adviser"), the Adviser directs the investments of the Fund in accordance with the Fund's investment objectives, policies, and restrictions and under the direction and control of the Fund's Board of Directors. In addition to portfolio management services, the Adviser provides certain

Scudder Global High Income Fund, Inc.
Notes to Financial Statements
================================================================================

administrative services in accordance with the Management Agreement. The Fund pays to the Adviser a monthly fee at an annualized rate of 1.20% of the average weekly net assets of the Fund. For the six months ended April 30, 2000, the fee pursuant to such agreements amounted to $363,542.

The Fund pays each Director not affiliated with the Adviser an annual retainer plus specified amounts for attended board and committee meetings. For the six months ended April 30, 2000, Directors' fees and expenses aggregated $26,469.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the six months ended April 30, 2000, the amount charged to the Fund by SFAC aggregated $30,798, of which $5,123 is unpaid at April 30, 2000.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, provides shareholder communications services for the Fund. For the six months ended April 30, 2000, the amount charged to the Fund by SSC aggregated $7,500, of which $2,500 is unpaid at April 30, 2000.

D. Borrowings
   ----------

The Fund has entered into reverse repurchase agreements with third parties involving its holdings in foreign debt securities. The average weighted daily balance of reverse repurchase agreements outstanding during the period ended April 30, 2000 was $6,583,595. The weighted average interest rate was 5.66%.

E. Investing in Emerging Markets
   -----------------------------

Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements, and their prices more volatile than those of comparable securities in the United States.

Scudder Global High Income Fund, Inc.
Report of Independent Accountants
================================================================================

To the Board of Directors and Shareholders of Scudder Global High Income Fund,
Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations, of cash flows, and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder Global High Income Fund, Inc. (the "Fund") at April 30, 2000, the results of its operations, its cash flows, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

Boston, Massachusetts                               PricewaterhouseCoopers LLP
June 16, 2000

Scudder Global High Income Fund, Inc.
Dividend Reinvestment and Cash Purchase Plan
================================================================================

The Plan

   The fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan") offers you an automatic way to reinvest your dividends and capital gains distributions in shares of the fund. The Plan also provides for cash investments in fund shares of $100 to $3,000 semiannually through EquiServe, the Plan Agent.

Automatic Participation

   Each shareholder of record is automatically a participant in the Plan unless the shareholder has instructed the Plan Agent in writing otherwise. Such a notice must be received by the Plan Agent not less than 10 days prior to the record date for a dividend or distribution in order to be effective with respect to that dividend or distribution. A notice which is not received by that time will be effective only with respect to subsequent dividends and distributions.

   Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in dollars mailed directly to the shareholder by EquiServe, as dividend paying agent.

Shares Held by a Nominee

   If your shares are held in the name of a brokerage firm, bank, or other nominee as the shareholder of record, please consult your nominee (or any successor nominee) to determine whether it is participating in the Plan on your behalf. Many nominees are generally authorized to receive cash dividends unless they are specifically instructed by a client to reinvest. If you would like your nominee to participate in the Plan on your behalf, you should give your nominee instructions to that effect as soon as possible.

Pricing of Dividends and Distributions

   If the market price per share on the payment date for the dividend or distribution (the "Valuation Date") equals or exceeds net asset value per share on that date, the fund will issue new shares to participants at the greater of the following on the Valuation Date: (a) net asset value, or (b) 95% of the market price. The Valuation Date will be the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading date, the next preceding trading date. If the net asset value exceeds the market price of fund shares at such time, participants in the Plan are considered to have elected to receive shares of stock from the fund, valued at market price, on the Valuation Date. In either case, for Federal income tax purposes, the shareholder receives a distribution equal to the market value on Valuation Date of new shares issued. State and local taxes may also apply. If the fund should declare an income dividend or net capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' account on, or shortly after, the payment date.

Voluntary Cash Purchases

   Participants in the Plan have the option of making additional cash payments to the Plan Agent, semiannually, in any amount from $100 to $3,000, for investment in the fund's shares. The Plan Agent will use all such monies received from participants to purchase fund shares in the open market on or about February 15 and August 15. Any voluntary cash payments received more than 5 days after or 30 days prior to these dates will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately 10 days before February 15, or August 15, as the case may be. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent


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

Scudder Global High Income Fund, Inc.
Dividend Reinvestment and Cash Purchase Plan
================================================================================

not less than 48 hours before such payment is to be invested.

Participant Plan Accounts

   The Plan Agent maintains all participant accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by participants for personal and tax records. Shares in the account of each plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each participant will be able to vote those shares purchased pursuant to the Plan at a shareholder meeting or by proxy.

No Service Fee to Reinvest

   There is no service fee charged to participants for reinvesting dividends or distributions from net realized capital gains. The Plan Agent's fees for the handling of the reinvestment of dividends and capital gains distributions will be paid by the fund. There will be no brokerage commissions with respect to shares issued directly by the fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, participants will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of any dividends or capital gains distributions payable only in cash.

Costs for Cash Purchases

   With respect to purchases of fund shares from voluntary cash payments, the Plan Agent will charge $1.00 for each such purchase for a participant. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases of fund shares in connection with voluntary cash payments made by the participant.

   Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and pro-rating the lower commission thus attainable.

Amendment or Termination

   The fund and the Plan Agent each reserve the right to terminate the Plan. Notice of the termination will be sent to the participants of the Plan at least 30 days before the record date for a dividend or distribution. The Plan also may be amended by the fund or the Plan Agent, but only by giving at least 30 days' written notice to participants in the Plan (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority).

   A participant may terminate his account under the Plan by written notice to the Plan Agent. If the written notice is received 10 days before the record day of any distribution, it will be effective immediately. If received after that date, it will be effective as soon as possible after the reinvestment of the dividend or distribution.

   If a participant elects to sell his shares before the Plan is terminated, the Plan Agent will deduct a $2.50 fee plus brokerage commissions from the sale transaction.

Plan Agent Address and Telephone Number

   You may obtain more detailed information by requesting a copy of the Plan from the Plan Agent. All correspondence (including notifications) should be directed to: Scudder Global High Income Fund, Inc., Dividend Reinvestment and Cash Purchase Plan, c/o EquiServe, P.O. Box 8200, Boston, MA 02266-8200, (617) 328-5000, ext. 6406.

Scudder Global High Income Fund, Inc.
Investment Manager
================================================================================

   The investment manager of Scudder Global High Income Fund, Inc. is Scudder Kemper Investments Inc. (the "Manager"), one of the most experienced investment management firms in the world. Established in 1919, the firm manages investments for institutional and corporate clients, retirement and pension plans, insurance companies, mutual fund investors, and individuals. The Manager has offices throughout the United States and has subsidiaries in the United Kingdom, Switzerland, Hong Kong, and Japan.

   The Manager has been a leader in international investment management for over 40 years. It manages Scudder International Fund, which was originally incorporated in Canada in 1953 as the first foreign investment company registered with the United States Securities and Exchange Commission. The Manager's clients that invest primarily in foreign securities include thirty open-end investment companies as well as portfolios for institutional investors.

   In addition to the fund, the Manager also manages the assets of other closed-end investment companies which invest primarily in foreign securities:
Scudder New Asia Fund, Inc., The Brazil Fund, Inc., The Korea Fund, Inc., and The Argentina Fund, Inc.



Directors and Officers
================================================================================

JURIS PADEGS*
    President, Chairman of the Board,
    and Director

ROBERT J. CALLANDER
    Director

GEORGE M. LOVEJOY, JR.
    Director

RONALDO A. DA FROTA NOGUEIRA
    Director

DR. SUSAN KAUFMAN PURCELL
    Director

SUSAN E. DAHL*
    Vice President

JUDITH A. HANNAWAY*
    Vice President

ANN M. McCREARY*
    Vice President

M. ISABEL SALTZMAN*
    Vice President

JOHN MILLETTE*
    Vice President and Secretary

PAUL J. ELMLINGER*
    Vice President and Assistant Secretary

BRUCE H. GOLDFARB*
    Vice President and Assistant Secretary

KATHRYN L. QUIRK*
    Vice President and Assistant Secretary

JOHN R. HEBBLE*
    Treasurer

CAROLINE PEARSON*
    Assistant Secretary

* Scudder Kemper Investments, Inc.


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